TRI POINTE HOMES, INC. ANNOUNCES APPOINTMENT OF KENT GRAHL TO BOARD OF DIRECTORS

Dan Fulton to retire from Board of Directors effective at the end of the year
INCLINE VILLAGE, Nev., September 27, 2021 / Tri Pointe Homes, Inc. (“Tri Pointe Homes” or the “Company”) (NYSE:TPH) today announced the appointment of R. Kent Grahl to its Board of Directors, effective September 27, 2021. Mr. Grahl has also been appointed to the Audit, Compensation and Executive Land Committees of the Company’s Board of Directors.
“We are excited for Kent to join the Tri Pointe Homes Board of Directors and look forward to leveraging his substantial experience in the homebuilding industry,” said Steven Gilbert, Chairman of the Tri Pointe Homes Board. “Kent has more than 30 years of experience in investing and managing institutional capital for residential and multifamily development across the U.S., including structuring joint ventures, land banks and other transactions. I believe Kent’s homebuilding industry expertise and financial acumen will provide significant value to Tri Pointe Homes, and that Kent’s appointment will also enhance the diversity of the Board of Directors.”
Additionally, Daniel S. Fulton notified the Company of his decision to retire from the Board of Directors effective at the end of the year. “Dan has served as a member of the Tri Pointe Homes Board since our merger with Weyerhaeuser Real Estate Company in 2014,” said Mr. Gilbert. “As former president, CEO and member of the board of directors of Weyerhaeuser Company with nearly 38 years of service with Weyerhaeuser, Dan’s insights and wisdom have been invaluable to the Tri Pointe Homes Board, particularly during a period of such tremendous growth for Tri Pointe Homes, and I want to sincerely thank Dan for all of his contributions over the years.”
Mr. Grahl served as Vice Chairman of the Board of Directors and President of Resmark Equity Partners, LLC from 1999 to 2019, where he originated, underwrote, managed and directed over $3.4 billion in equity investments that resulted in the delivery of over 27,000 residential for-sale homes, for-rent homes and lots. During his tenure, Mr. Grahl focused on delivering positive risk-adjusted returns for Resmark’s institutional investors and advised its Board of Directors on corporate initiatives and investment strategy. Prior to joining Resmark, Mr. Grahl served as lead consultant to Bankers Trust regarding its CalPERS-related residential investment program from 1998 to 1999, and from 1992 to 1998, served as Senior Vice President with Prudential Home Building Investors, where he was responsible for all investment originations and operations nationwide regarding its CalPERS-related residential investment program and Prudential’s National Residential Fund. Previously, from 1986 to 1992, Mr. Grahl served as Project Manager with Home Capital Corporation, a real estate investment subsidiary of HomeFed Bank, where he originated, underwrote and managed residential investments. Mr. Grahl graduated with a B.S. in Finance/Economics from San Diego State University in 1984 and received an M.B.A. from National University in 1987.
About Tri Pointe Homes, Inc.
One of the largest homebuilders in the U.S., Tri Pointe Homes® (NYSE: TPH) is a publicly traded company and a recognized leader in customer experience, innovative design, and environmentally responsible business practices. The company builds premium homes and communities in 10 states, with deep ties to the communities it serves—some for as long as a century. Tri Pointe Homes combines the financial resources, technology platforms and proven leadership of a national organization with the regional insights, longstanding community connections and agility of empowered local teams. Tri Pointe has won multiple Builder of the Year awards, most recently in 2019, and made Fortune magazine’s 2017 100 Fastest-Growing Companies list. Named one of the Best Places to Work by the Orange County Business Journal for four consecutive years, Tri Pointe Homes also became a Great Place to Work-CertifiedTM company in 2021. For more information, please visit TriPointeHomes.com.

Forward-Looking Statements
Various statements contained in this press release, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include, but are not limited to, statements regarding our strategy, projections and estimates concerning the timing and success of specific projects and our future production, land and lot sales, operational and financial results, including our estimates for growth, financial condition, sales prices, prospects, and capital spending. Forward-looking statements that are included in this press release are generally accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or other words that convey future events or outcomes. The forward-looking statements in this press release speak only as of the date of this press release, and we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. These forward-looking statements are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. The following factors, among others, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements: the effects of the ongoing COVID-19 pandemic, which are highly uncertain and subject to rapid change, cannot be predicted and will depend upon future developments, including the emergence and spread of new strains or variants of COVID-19, the severity and the duration of the outbreak, the duration of existing and future social distancing and shelter-in-place orders, further mitigation strategies taken by applicable government authorities, the availability and acceptance of effective vaccines, adequate testing and treatments and the prevalence of widespread immunity to COVID-19; the impacts on our supply chain, the health of our employees, service providers and trade partners, and the reactions of U.S. and global markets and their effects on consumer confidence and spending; the effects of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and strength of the U.S. dollar; market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions; the availability of desirable and reasonably priced land and our ability to control, purchase, hold and develop such parcels; access to adequate capital on acceptable terms; geographic concentration of our operations, particularly within California; levels of competition; the successful execution of our internal performance plans, including restructuring and cost reduction initiatives; raw material and labor prices and availability; oil and other energy prices; the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; the effects of weather, including the occurrence of drought conditions in California; the risk of loss from earthquakes, volcanoes, fires, floods, droughts, windstorms, hurricanes, pest infestations and other natural disasters, and the risk of delays, reduced consumer demand, and shortages and price increases in labor or materials associated with such natural disasters; the risk of loss from acts of war, terrorism, civil unrest or outbreaks of contagious diseases, such as COVID-19; transportation costs; federal and state tax policies; the effects of land use, environment and other governmental laws and regulations; legal proceedings or disputes and the adequacy of reserves; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; changes in accounting principles; risks related to unauthorized access to our computer systems, theft of our homebuyers’ confidential information or other forms of cyber-attack; and additional factors discussed under the sections captioned “Risk Factors” included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business.

Investor Relations Contact:
Drew Mackintosh, Mackintosh Investor Relations
InvestorRelations@TriPointeHomes.com, 949-478-8696
Media Contact:
Carol Ruiz, cruiz@newgroundco.com, 310-437-0045